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                                                        Exhibit No. EX-99.a.1.a

                                                                      EXHIBIT A

                             SERIES OF THE TRUST

                   UBS Global Securities Relationship Fund
                 UBS Global Aggregate Bond Relationship Fund
                 UBS U.S. Large Cap Equity Relationship Fund
                UBS Large-Cap Select Equity Relationship Fund
             UBS U.S. Intermediate Cap Equity Relationship Fund
              UBS U.S. Large-Cap Value Equity Relationship Fund
                   UBS Small-Cap Equity Relationship Fund
                 UBS International Equity Relationship Fund
               UBS Emerging Markets Equity Relationship Fund
                   UBS U.S. Core Plus Relationship Fund
                     UBS U.S. Bond Relationship Fund
             UBS U.S. Securitized Mortgage Relationship Fund
                   UBS Short Duration Relationship Fund
                   UBS Enhanced Yield Relationship Fund
                     UBS Short-Term Relationship Fund
      UBS U.S. Treasury Inflation Protected Securities Relationship Fund
               UBS U.S. Cash Management Prime Relationship Fund
                     UBS High Yield Relationship Fund
                  UBS Defensive High Yield Relationship Fund
                  UBS Emerging Markets Debt Relationship Fund
                UBS Opportunistic High Yield Relationship Fund
           UBS Opportunistic Emerging Markets Debt Relationship Fund
                     UBS Corporate Bond Relationship Fund
             UBS All Country World Ex US Equity Relationship Fund
                 UBS Absolute Return Bond Relationship Fund
           UBS Emerging Markets Equity Completion Relationship Fund
             UBS U.S. Small-Mid Cap Core Equity Relationship Fund
            UBS U.S. Small-Mid Cap Growth Equity Relationship Fund
                   UBS U.S. Equity Alpha Relationship Fund
                     UBS Global Equity Relationship Fund
           UBS U.S. Smaller Cap Equity Completion Relationship Fund
      UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund
              UBS U.S. Large Cap Growth Equity Relationship Fund
          UBS U.S. Large-Cap Select Growth Equity Relationship Fund

October 6, 2005

                                        A-1